                        ANNUAL REPORT / DECEMBER 31 2000

                            AIM EUROLAND GROWTH FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     --------------------------------------

                     RAIN, STEAM AND SPEED BY J.M.W. TURNER

 J.M.W. TURNER LIKED TO PAINT EPIC SCENES OF CALAMITY IN WHICH THE FURY OF THE

 ELEMENTS UNDERLIES HUMANITY'S INSIGNIFICANCE WITHIN NATURE'S PLAN. SIMILAR TO

 THE TRAIN FIGHTING THROUGH THE MIXED ELEMENTS, THIS SAME SPIRIT IS PROPELLING

                        EUROPE INTO ECONOMIC LEADERSHIP.

                     --------------------------------------

AIM Euroland Growth Fund is for shareholders seeking long-term growth of capital. The fund invests primarily in equity securities of issuers from European countries that are members of the European Economic and Monetary Union
(EMU) and have the euro as their common currency.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Euroland Growth Fund's performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o During the fiscal year ended 12/31/00, the fund paid distributions of $0.8354 per Class A, Class B and Class C share.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International.
o The unmanaged MSCI EAFE --Registered Trademarks-- (Europe, Australasia and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.
o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's 500 Index (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                            AIM EUROLAND GROWTH FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as AIM Funds' new chairman. I
  [PHOTO OF         feel privileged to succeed Ted Bauer, who recently retired
   Robert H.        as AIM's chairman after a long, successful career in the
    Graham,         investment industry. Ted has always shown the highest degree
 Chairman of        of integrity and commitment to excellence, and I have always
 the Board of       admired him greatly. I'm also proud to be part of the team
 AIM EUROLAND       that launched AIM almost 25 years ago. From the beginning,
 GROWTH FUND]       AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                        The markets in 2000 were particularly unsettling,
                    especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 down 9.1%. But 20% to 30%
returns, such as we have seen recently, are not typical. Historically, markets decline in one out of every four years. What we have seen in 2000 is a normal downturn, and it appears to be a worldwide trend. In 2000, most overseas markets were more turbulent than their U.S. counterpart.
    Regardless of the impact of market conditions, we know you are counting on us to deliver attractive investment performance. We don't like it when we don't live up to your expectations. We have been disappointed along with you. Because we ourselves invest in AIM funds and use them in our retirement plans, virtually everyone who works here has a stake in at least one AIM fund. All of us have seen the value of our own accounts decline. We know how unpleasant this experience is.
    What are we doing about it? We are sticking with our motto: Invest with Discipline. We still manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a down period in the markets, like the one last year. We just have to be patient, and we urge you to be, too. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though we can expect the situation to remain difficult for some time, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive market valuation in several years. While there is concern that the economy's record long expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets.
    The current environment illustrates the value of professional money management. During downturns, investors may be tempted to make decisions based on emotions, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.
    In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman


                            AIM EUROLAND GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


VOLATILITY CHALLENGES WORLD MARKETS; EUROPE NOT IMMUNE

STOCK-MARKET GYRATIONS SENT INVESTORS SCRAMBLING TO SAFER HAVENS THIS YEAR. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
It was a challenging fiscal year for European markets. European TMT (telecommunications, media and technology) stocks reached new highs early in the year, only to plummet in the spring and fluctuate the rest of the year. The euro did the opposite. It went down steadily until late in the year, when it rallied strongly against the U.S. dollar. In these market conditions, AIM Euroland Growth Fund posted total returns of -15.83% for Class A shares, -16.37% for Class B shares and -16.36% for Class C shares. These returns are at net asset value, excluding sales charges.

DESCRIBE THE EUROPEAN MARKET ENVIRONMENT DURING THE REPORTING PERIOD.
European markets began the year as they had finished the last. TMT stocks continued to move higher ... the bull market in full swing. By the end of March, however, about the only bulls running in Europe were those in Pamplona, Spain. Like many of their world brethren, European equity markets basked in the rapid appreciation of Internet and wireless stocks early in the year. The party ended abruptly in March, however, as inflation fears, rising interest rates and incredibly high stock valuations sparked a world-wide tech sell-off.
    Since the Nasdaq's spring plunge, volatility has been the watchword. European markets were not immune to this trend. The global meltdown of TMT stocks caused most world markets to give back all their high-tech gains. By year-end, few European indexes were in the black. However, European countries with more defensive (old economy) stocks posted positive returns.

WHAT OTHER FACTORS INFLUENCED EUROPEAN MARKETS?
In the first quarter of the year, as European TMT stocks surged, falling earnings estimates were more readily dismissed in favor of the future prospects of companies. As tech stocks lost favor, however, expectations that companies might not make their quarterly earnings were disastrous for many stocks, particularly large telecommunications companies.
    Another strain on the telecommunications sector is third-generation mobile-phone licensing fees. 3G licenses, as they are commonly called, are basically franchises for a country's next generation of cellular, telephony and data-communications services. As fees for these licenses grew, European stock indexes--heavily weighted in telephone stocks--suffered.
    A series of inflationary concerns also contributed to European stock-market volatility. The euro reached a record low in October (please see sidebar) and put upward pressure on inflation by increasing the price of imported goods and commodities. One such commodity is oil. Any European company that has to pay for dollar-denominated materials such as oil, minerals and metals is negatively affected by a weaker euro.

HOW DID EUROPEAN ECONOMIES FARE OVER THE REPORTING PERIOD?
As a region, Europe is witnessing its best economic growth in 10 years. For the first three quarters of 2000, Europe's growth rate was 3.3%. With the United States clocking 4.2% for the same time period, Europe's improved economic environment was overshadowed. However, with a U.S. economic slowdown looming, economists are projecting Europe's economy to grow faster than the United States in 2001.

HOW DID YOU MANAGE THE FUND?
Since March, the market has been nervous, as reflected in the sector shifts we've seen this year. Investors have gone from the TMT sector into the defensive and back again a few times. Our investment philosophy, however, focuses on companies with strong management, the best products and a good financial situation--in short, the winners in their industries. We don't try to

                      ------------------------------------

                           THE TWO SIDES OF THE EURO

      THE EURO HAS RECEIVED A LOT OF PRESS THIS YEAR--LARGELY NEGATIVE--AS

       IT STEADILY DECLINED TO A LOW OF $0.83U.S. IN OCTOBER. THAT WAS 29%

       BELOW ITS LAUNCH RATE OF $1.17 IN JANUARY 1999. BUT DON'T COUNT THE

         BELEAGUERED CURRENCY OUT. BY YEAR-END, THE EURO HIT A SIX-MONTH

             HIGH OF $0.94U.S.--ONLY 19% OFF ITS INTRODUCTORY RATE.

      AND THE EURO--THE COMMON CURRENCY USED IN 12 OF THE 15 EUROPEAN UNION

    NATIONS (GREECE JOINED AT YEAR-END)--IS CHANGING EUROPEAN BUSINESSES AND

FINANCIAL MARKETS--MANY WOULD ARGUE FOR THE BETTER. THE EURO IS DOING WHAT MANY

  INTENDED IT TO DO--BREAK DOWN COUNTRY BARRIERS. THE CREATION OF THE EURO HAS

 SPAWNED BIGGER AND MORE LIQUID EUROPEAN STOCK AND BOND MARKETS. NATIONAL STOCK

  MARKETS ARE CONSOLIDATING, AND NATIONAL ECONOMIC BOUNDARIES ERODING. THE EURO

  FOSTERS MERGERS AND ACQUISITIONS AND PROMPTS EUROLAND GOVERNMENTS (WHICH NOW

    HAVE A COMMON MONETARY POLICY) TO HARMONIZE ON OTHER ECONOMIC POLICIES.

                      ------------------------------------

          See important fund and index disclosures inside front cover.

                            AIM EUROLAND GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 12/31/00, based on total net assets


====================================================================================================================================
TOP 10 HOLDINGS                                         TOP 10 INDUSTRIES                                 TOP 10 COUNTRIES
------------------------------------------------------------------------------------------------------------------------------------
 1. Vodafone Group PLC (United Kingdom)       4.93%      1. Services (Commercial & Consumer)     8.71%     1. France          22.85%
 2. Nokia Oyj (Finland)                       3.94       2. Communications Equipment             8.34      2. Germany         21.70
 3. Altran Technologies S.A. (France)         3.59       3. Telephone                            5.81      3. Netherlands     10.19
 4. TotalFinaElf S.A. (France)                2.73       4. Insurance Brokers                    5.15      4. United Kingdom   7.90
 5. Koninklijke (Royal)                                  5. Banks (Major Regional)               4.83      5. Sweden           5.77
    Philips Electronics N.V. (Netherlands)    2.67       6. Computers (Software & Services)      4.79      6. Spain            5.60
 6. Vestas Wind Systems A/S (Denmark)         2.51       7. Oil (International Integrated)       4.22      7. Finland          4.89
 7. Alcatel (France)                          2.51       8. Automobiles                          3.69      8. Italy            4.72
 8. MLP A.G. Pfd. (Germany)                   2.42       9. Manufacturing (Specialized)          3.67      9. Denmark          2.51
 9. Banco Santander Central Hispano                     10. Health Care (Drugs-Generic & Other)  3.14     10. Switzerland      2.41
    S.A. (Spain)                              2.37
10. Skandia Forsakrings AB (Sweden)           2.26

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

predict cyclical swings in the economy. Our stock-selection strategy focuses on individual companies rather than on countries.
    Technology stocks as a group have been weak as the market has not differentiated between stocks. Instead, it has lumped all tech stocks together. However, we feel that winners in this area will have their premium ratings restored as market confidence returns. We have been adding to our exposure in telecom services as stocks in that sector now look attractively valued. Mobile-phone revenues are strong. In that sector, we have holdings in Vodafone and France Telecom.
    We believe that inflation around the world will begin to decline as growth slows and commodity prices wane. This should lead to lower interest rates. Therefore, we have been increasing fund holdings in interest-rate-sensitive companies. We have increased our bank holdings and now have a larger exposure to financials.

COULD YOU DISCUSS SOME OF YOUR HOLDINGS?
o Altran Technologies: This French technology and engineering consulting company offers general business and process know-how as well as industry-specific services. A quarter of its sales come from the telecommunications and auto industries.
o TotalFinaElf: One of the world's largest integrated oil companies, this French company operates in more than 100 countries. It explores for, develops and produces crude oil and natural gas, refines and markets oil and trades and transports both crude and finished products.
o Banco Santander Central: This Spanish bank offers retail banking in Spain as well as other European countries and Latin America.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED ON DECEMBER 31, 2000? Spending on technology and communications continued to increase, and Europe's Internet penetration is expected to pass that of the United States in the near future. Government policies had changed. Germany implemented tax and welfare reforms; France and Italy attempted to do the same. And mergers, some cross-country, became increasingly common.

                      ------------------------------------

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                     FUND REPORTS AND PROSPECTUSES--IS NOW

                      AVAILABLE. YOU CAN READ THE SAME AIM

                      REPORT YOU ARE READING NOW--ONLINE.

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                   SEND YOU A LINK TO THE REPORT VIA E-MAIL.

                     IF YOU CHOOSE TO RECEIVE YOUR REPORTS

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                       ANY TIME BY VISITING OUR WEB SITE.

                          PLEASE VISIT OUR WEB SITE AT

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                       AND THEN CLICK ON THE "VIEW OTHER

                         ACCOUNT OPTIONS" DROPDOWN MENU

                            AND SELECT "eDELIVERY."

                      ------------------------------------

          See important fund and index disclosures inside front cover.

                            AIM EUROLAND GROWTH FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM EUROLAND GROWTH FUND VS. BENCHMARK INDEXES

12/31/90-12/31/00

in thousands
================================================================================
               AIM EUROLAND     MSCI EUROPE    MSCI EAFE--Registered Trademark--
               GROWTH FUND,       INDEX           INDEX
              CLASS A SHARES
--------------------------------------------------------------------------------
12/31/90          9450            10000          10000
3/31/91          10078             9330          10744
6/30/91           9541             8546          10157
9/30/91           9855             8803          11028
12/31/91          9858             9490          11214
3/31/92           9673             9158           9884
6/30/92          10063             8988          10092
9/30/92           8861             8839          10245
12/31/92          8748             9042           9849
3/31/93           9211             9507          11030
6/30/93           9674             9368          12139
9/30/93          10332             9339          12945
12/31/93         11227            10040          13057
3/31/94          10897             9756          13512
6/30/94          10524             9653          14202
9/30/94          10845             9270          14215
12/31/94         10578             9323          14070
3/31/95          10114             9756          14333
6/30/95          10989             9847          14437
9/30/95          11675            10145          15040
12/31/95         11621            10466          15649
3/31/96          12519            10592          16101
6/30/96          13266            10708          16355
9/30/96          13127            10933          16336
12/31/96         13900            11145          16596
3/31/97          14460            11505          16336
6/30/97          15225            12081          18456
9/30/97          15776            13253          18326
12/31/97         15456            13736          16890
3/31/98          19049            14714          19374
6/30/98          19695            14876          19579
9/30/98          15551            14281          16795
12/31/98         18025            14905          20262
3/31/99          17462            15068          20543
6/30/99          17382            15322          21065
9/30/99          17220            15204          21991
12/31/99         24361            16763          25727
3/31/00          27709            17167          25701
6/30/00          25230            17536          24684
9/30/00          23581            16715          22694
12/31/00         20503            17867          22084

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


ABOUT THIS CHART
This chart compares the performance of your fund's Class A shares to benchmark indexes over the period 12/31/90- 12/31/00. It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI Europe Index or the MSCI EAFE --Registered Trademark-- Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/00, including sales charges

================================================================================
CLASS A SHARES
  10 Years                         7.44%
  5 Years                         10.77
  1 Year                         -20.45*
  *-15.83%, excluding sales charges

CLASS B SHARES
  Inception (4/1/93)              10.06%
  5 Years                         11.02
  1 Year                         -20.33*
  *-16.37%, excluding CDSC

CLASS C SHARES
  Inception (5/3/99)               9.93%
  1 Year                         -17.15*
  *-16.36%, excluding CDSC
================================================================================

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.


                            AIM EUROLAND GROWTH FUND

                        ANNUAL REPORT / FOR CONSIDERATION



AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.


                         A I M Capital Management, Inc.

                           o A I M Distributors, Inc.

                o The AIM Family of Funds--Register Trademark--

                       o AMVESCAP National Trust Company



                            AIM EUROLAND GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                    MARKET
                                       SHARES       VALUE
FOREIGN STOCKS & OTHER EQUITY INTERESTS-90.70%

DENMARK-2.51%

Vestas Wind Systems A.S.
  (Manufacturing-Specialized)          210,000   $ 11,369,431
=============================================================

FINLAND-4.89%

Elisa Communications Oyj-Class A
  (Telecommunications-
  Cellular/Wireless)                   200,000      4,306,483
-------------------------------------------------------------
Nokia Oyj (Communications Equipment)   400,000     17,841,950
=============================================================
                                                   22,148,433
=============================================================

FRANCE-22.85%

Alcatel S.A.
  (Communications Equipment)           200,000     11,362,505
-------------------------------------------------------------
Altran Technologies S.A.
  (Services-Commercial & Consumer)      71,700     16,226,502
-------------------------------------------------------------
AXA (Insurance-Multi-Line)              61,850      8,944,357
-------------------------------------------------------------
BNP Paribas (Banks-Major Regional)      75,000      6,585,088
-------------------------------------------------------------
Canal Plus (Broadcasting-Television,
  Radio & Cable)                        30,000        107,615
-------------------------------------------------------------
Cap Gemini S.A. (Computers-Software
  & Services)                           35,000      5,646,508
-------------------------------------------------------------
Carrefour S.A. (Retail-Food Chains)     70,000      4,397,571
-------------------------------------------------------------
France Telecom S.A. (Telephone)        100,000      8,634,565
-------------------------------------------------------------
Lagardere S.C.A.
  (Manufacturing-Diversified)           80,000      4,642,663
-------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)          17,100      3,675,620
-------------------------------------------------------------
PSA Peugeot Citroen (Automobiles)       22,000      5,005,700
-------------------------------------------------------------
Sanofi-Synthelabo S.A. (Health
  Care-Drugs- Generic & Other)          70,000      4,667,078
-------------------------------------------------------------
Thomson CSF (Aerospace-Defense)        150,000      7,190,775
-------------------------------------------------------------
TotalFinaElf S.A. (Oil-International
  Integrated)                           83,074     12,356,885
-------------------------------------------------------------
Vivendi Universal S.A.
  (Services-Facilities &
  Environmental)                        60,000      3,949,644
=============================================================
                                                  103,393,076
=============================================================

GERMANY-21.70%

Aixtron A.G.
  (Equipment-Semiconductor)             90,000      9,786,779
-------------------------------------------------------------
Bayerisch Motoren Werke A.G.
  (Automobiles)(a)                      75,000      2,450,921
-------------------------------------------------------------
Consors Discount Broker A.G.
  (Investment Banking & Brokerage)(a)   30,000      1,676,204
-------------------------------------------------------------
D. Logistics A.G.
  (Services-Commercial & Consumer)(a)  175,000      7,723,686
-------------------------------------------------------------
Deutsche Bank A.G.
  (Banks-Major Regional)(a)            100,000      8,442,060
-------------------------------------------------------------
Deutsche Post A.G. (Air Freight)(a)    200,000      4,302,727
-------------------------------------------------------------
Deutsche Telekom A.G. (Telephone)(a)   100,000      3,014,351
-------------------------------------------------------------
Intershop Communications A.G.
  (Computers-Software & Services)(a)   175,000      5,505,181
-------------------------------------------------------------
Kamps A.G. (Retail-Food Chains)        254,400      2,699,506
-------------------------------------------------------------
Medion A.G. (Electronics-Component
  Distributors)                         92,000   $  9,157,616
-------------------------------------------------------------
MLP A.G.-Pfd.
  (Services-Commercial & Consumer)     100,000     10,939,933
-------------------------------------------------------------
Muenchener Rueckversicherungs-
  Gesellschaft A.G
  (Insurance Brokers)(a)                15,000      5,352,585
-------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)          2,841      9,257,408
-------------------------------------------------------------
SAP A.G.-Pfd. (Computers-Software &
  Services)                             26,000      3,681,827
-------------------------------------------------------------
Schering A.G. (Health
  Care-Drugs-Generic & Other)          100,000      5,681,253
-------------------------------------------------------------
Siemens A.G.
  (Manufacturing-Diversified)           40,000      5,230,509
-------------------------------------------------------------
Singulus Technologies A.G.
  (Machinery- Specialized)(a)           98,000      3,312,968
=============================================================
                                                   98,215,514
=============================================================

ITALY-4.72%

Banca Fideuram S.p.A.
  (Investment Management)              300,000      4,141,211
-------------------------------------------------------------
Mediolanum S.p.A.
  (Insurance-Life/Health)              725,230      9,241,540
-------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-
  Cellular/Wireless)                 1,000,000      7,981,925
=============================================================
                                                   21,364,676
=============================================================

LUXEMBOURG-1.00%

Thiel Logistik A.G.
  (Services-Commercial & Consumer)(a)   38,392      4,535,343
=============================================================

NETHERLANDS-10.19%

ABN AMRO Holding N.V.
  (Banks-Major Regional)               300,000      6,823,137
-------------------------------------------------------------
Equant N.V. (Computers-Software &
  Services)(a)                          98,138      2,566,558
-------------------------------------------------------------
ING Groep N.V. (Insurance Brokers)      96,578      7,716,039
-------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V. (Electrical
  Equipment)                           329,800     12,084,443
-------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food Chains)(a)              150,000      4,839,864
-------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil-International Integrated)       110,000      6,741,064
-------------------------------------------------------------
Teleplan International N.V.
  (Electronics-Component
  Distributors)(a)                     160,000      5,333,804
=============================================================
                                                   46,104,909
=============================================================

NORWAY-1.16%

Tomra Systems A.S.A.
  (Manufacturing-Specialized)          270,800      5,245,862
=============================================================

SPAIN-5.60%

Banco Santander Central Hispano S.A.
  (Banks-Regional)                   1,000,000     10,705,170
-------------------------------------------------------------
Telefonica Publicidad e Informacion,
  S.A. (Telephone)                   1,050,000      5,620,214
-------------------------------------------------------------
Telefonica S.A. (Telephone)(a)         546,743      9,036,175
=============================================================
                                                   25,361,559
=============================================================

                                                    MARKET
                                       SHARES       VALUE

SWEDEN-5.77%

Assa Abloy A.B.-Class B (Metal
  Fabricators)                         374,400   $  7,324,441
-------------------------------------------------------------
Skandia Forsakrings A.B. (Insurance
  Brokers)                             628,988     10,237,478
-------------------------------------------------------------
Telefonaktiebolaget LM Ericsson
  A.B.-B Shares (Communications
  Equipment)                           750,000      8,548,934
=============================================================
                                                   26,110,853
=============================================================

SWITZERLAND-2.41%

Novartis A.G. (Health
  Care-Diversified)                      4,000      7,071,891
-------------------------------------------------------------
Roche Holding A.G. (Health
  Care-Drugs- Generic & Other)             378      3,851,145
=============================================================
                                                   10,923,036
=============================================================

UNITED KINGDOM-7.90%

Autonomy Corp. PLC
  (Computers-Software & Services)(a)   150,000      4,284,035
-------------------------------------------------------------
GlaxoSmithKline PLC (Health
  Care-Drugs-Major
  Pharmaceuticals)(a)                  323,141      9,132,354
-------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-
  Cellular/Wireless)                  6,078,121  $ 22,312,548
=============================================================
                                                   35,728,937
=============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $312,232,833)                               410,501,629
=============================================================



MONEY MARKET FUNDS-4.66%

STIC Liquid Assets Portfolio(b)       10,550,433   10,550,433
-------------------------------------------------------------
STIC Prime Portfolio(b)               10,550,433   10,550,433
=============================================================
    Total Money Market Funds (Cost
      $21,100,866)                                 21,100,866
=============================================================
TOTAL INVESTMENTS-95.36% (Cost
  $333,333,699)                                   431,602,495
=============================================================
OTHER ASSETS LESS LIABILITIES-4.64%                21,006,197
=============================================================
NET ASSETS-100.00%                               $452,608,692
_____________________________________________________________
=============================================================

Investment Abbreviations:

Pfd.  - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost
  $333,333,699)                                 $431,602,495
------------------------------------------------------------
Foreign currencies, at value (cost
  $26,637,220)                                    28,402,871
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 8,845,258
------------------------------------------------------------
  Dividends                                          306,600
------------------------------------------------------------
  Tax reclaims                                       620,572
------------------------------------------------------------
Other assets                                          16,952
============================================================
    Total assets                                 469,794,748
============================================================

LIABILITIES:

Payable for fund shares reaquired                 16,135,101
------------------------------------------------------------
Accrued advisory fees                                351,702
------------------------------------------------------------
Accrued administrative services fees                  10,010
------------------------------------------------------------
Accrued distribution fees                            428,543
------------------------------------------------------------
Accrued transfer agent fees                           99,132
------------------------------------------------------------
Accrued operating expenses                           161,568
============================================================
    Total liabilities                             17,186,056
============================================================
Net assets applicable to shares outstanding     $452,608,692
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $368,340,293
____________________________________________________________
============================================================
Class B                                         $ 79,167,124
____________________________________________________________
============================================================
Class C                                         $  5,101,275
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           23,477,022
____________________________________________________________
============================================================
Class B                                            5,280,437
____________________________________________________________
============================================================
Class C                                              340,250
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      15.69
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.69 divided
      by 94.50%)                                $      16.60
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      14.99
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      14.99
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $601,986)                                     $  3,167,070
------------------------------------------------------------
Dividends from affiliated money market funds         700,222
------------------------------------------------------------
Interest                                              68,737
============================================================
    Total investment income                        3,936,029
============================================================

EXPENSES:

Advisory fees                                      5,329,787
------------------------------------------------------------
Administrative services fees                         122,868
------------------------------------------------------------
Custodian fees                                       482,757
------------------------------------------------------------
Distribution fees -- Class A                       1,564,244
------------------------------------------------------------
Distribution fees -- Class B                         976,667
------------------------------------------------------------
Distribution fees -- Class C                          30,489
------------------------------------------------------------
Transfer agent fees                                1,067,498
------------------------------------------------------------
Trustees' fees                                        15,750
------------------------------------------------------------
Other                                                243,128
============================================================
    Total expenses                                 9,833,188
============================================================
Less: Expenses paid indirectly                       (12,504)
------------------------------------------------------------
    Net expenses                                   9,820,684
============================================================
Net investment income (loss)                      (5,884,655)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           22,310,101
------------------------------------------------------------
  Foreign currencies                                (737,931)
============================================================
                                                  21,572,170
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (97,787,791)
------------------------------------------------------------
  Foreign currencies                               1,863,273
============================================================
                                                 (95,924,518)
============================================================
Net gain (loss) from investment securities and
  foreign currencies                             (74,352,348)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(80,237,003)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (5,884,655)   $ (3,036,174)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  21,572,170      18,841,364
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (95,924,518)    130,391,532
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (80,237,003)    146,196,722
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (18,437,935)    (29,255,944)
------------------------------------------------------------------------------------------
  Class B                                                       (4,207,389)     (6,401,190)
------------------------------------------------------------------------------------------
  Class C                                                         (218,536)        (19,795)
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --         (98,058)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        3,819,795     (61,483,581)
------------------------------------------------------------------------------------------
  Class B                                                        6,580,531     (23,714,961)
------------------------------------------------------------------------------------------
  Class C                                                        5,858,614         236,516
------------------------------------------------------------------------------------------
  Advisor Class*                                                (1,857,577)       (803,689)
==========================================================================================
    Net increase (decrease) in net assets                      (88,699,500)     24,656,020
==========================================================================================

NET ASSETS:

  Beginning of year                                            541,308,192     516,652,172
==========================================================================================
  End of year                                                 $452,608,692    $541,308,192
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $351,947,050    $333,700,808
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                         649,795      11,671,019
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                         100,011,847     195,936,365
==========================================================================================
                                                              $452,608,692    $541,308,192
__________________________________________________________________________________________
==========================================================================================

* Advisor Class Shares were converted to Class A Shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Euroland Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares:
Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000, the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income was increased by $5,884,655, undistributed net realized gains decreased by $9,729,534 and paid in capital increased by $3,844,879 as a result of differences due to utilization of a portion of proceeds from redemptions as distributions for federal income tax purposes, differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation.

   Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited ("IAML") is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. Under the terms of a master sub-advisory agreement between AIM and IAML, AIM pays IAML 40% of the amount paid by the Fund to AIM. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, extraordinary items and increases in expenses due to offset arrangements, if any) to the maximum annual rate of 2.00%, 2.65% and 2.65% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2000, AIM was paid $122,868 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 2000, AFS was paid $685,297 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $1,564,244, $976,667 and $30,489, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $85,965 from sales of the Class A shares of the Fund during the year ended December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2000, AIM Distributors received $30,211 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $8,547 and reductions in custodian fees of $3,957 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $12,504.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2000, there were no securities on loans to brokers.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $178,342,799 and $209,639,941, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $118,437,989
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (22,005,512)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 96,432,477
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $335,170,018.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                          2000                            1999
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      21,102,704    $ 403,886,511     56,134,804    $ 892,147,655
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,725,303       34,107,008      4,085,662       62,498,150
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        704,505       13,104,848        185,264        2,804,901
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 162,641        3,281,626        741,800       12,185,965
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,026,179       15,986,391      1,493,014       26,287,494
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         255,989        3,811,000        336,013        5,718,720
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                         11,030          164,229            947           16,127
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                      --               --          5,368           95,985
==========================================================================================================================
  Conversion of Advisor Class shares to Class A shares***:
  Class A                                                          98,573        2,277,044             --               --
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 (97,267)      (2,277,044)            --               --
--------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (21,467,755)    (418,330,151)   (61,395,542)    (979,918,730)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,634,378)     (31,337,477)    (6,039,505)     (91,931,831)
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (393,691)      (7,410,463)      (167,804)      (2,584,512)
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                (140,266)      (2,862,159)      (776,145)     (13,085,639)
==========================================================================================================================
                                                                1,353,567    $  14,401,363     (5,396,124)   $ (85,765,715)
__________________________________________________________________________________________________________________________
==========================================================================================================================

*   Class C shares commenced sales on May 3, 1999.
** Advisor Class shares were converted to Class A shares effective February 11, 2000.
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                              2000(a)     1999(a)     1998(a)     1997(a)     1996(a)
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  19.64    $  15.67    $  14.32    $  12.89    $  10.88
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.19)      (0.09)      (0.03)      (0.04)      (0.03)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.92)       5.45        2.35        1.48        2.16
======================================================================================================================
    Total from investment operations                             (3.11)       5.36        2.32        1.44        2.13
======================================================================================================================
Less distributions from net realized gains                       (0.84)      (1.39)      (0.97)      (0.01)      (0.12)
======================================================================================================================
Net asset value, end of period                                $  15.69    $  19.64    $  15.67    $  14.32    $  12.89
______________________________________________________________________________________________________________________
======================================================================================================================
    Total return(b)                                             (15.83)%     35.22%      16.63%      11.20%      19.61%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios divided by supplemental data:
Net assets, end of period (000s omitted)                      $368,340    $446,065    $415,066    $407,004    $453,792
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:(c)                       1.68%(d)    1.83%       2.02%       1.75%       1.82%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.96)%(d)  (0.55)%     (0.20)%     (0.29)%     (0.26)%
======================================================================================================================
Ratio of interest expense to average net assets                     --        0.01%       0.27%         --          --
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             35%         71%         97%        107%        123%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not deduct sales charges.
(c) Ratio excludes expense reductions. Ratio of expenses to average net assets including expense reductions was 1.89% and 1.88% for 1997 and 1996, respectively.
(d)  Ratios are based on average daily net assets of $446,926,876.

                                                                                    CLASS B
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                              2000(a)     1999(a)    1998(a)    1997(a)     1996
                                                              --------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 18.93     $15.26     $14.06     $12.73     $ 10.81
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.31)     (0.18)     (0.14)     (0.13)      (0.11)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.79)      5.24       2.31       1.47        2.15
==================================================================================================================
    Total from investment operations                            (3.10)      5.06       2.17       1.34        2.04
==================================================================================================================
Less distributions from net realized gains                      (0.84)     (1.39)     (0.97)     (0.01)      (0.12)
==================================================================================================================
Net asset value, end of period                                $ 14.99     $18.93     $15.26     $14.06     $ 12.73
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                (16.37)%    34.19%     15.80%     10.55%      18.79%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios divided by supplemental data:
Net assets, end of period (000s omitted)                      $79,167    $93,404    $99,943    $81,011     $87,092
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:(c)                      2.33%(d)   2.48%      2.67%      2.40%       2.47%
==================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.61)%(d) (1.19)%    (0.85)%    (0.94)%     (0.91)%
==================================================================================================================
Ratio of interest expense to average net assets                    --       0.01%      0.27%        --          --
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                            35%        71%        97%       107%        123%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not deduct contingent deferred sales charges.
(c) Ratio excludes expense reductions. Ratio of expenses to average net assets including expense reductions was 2.54% and 2.58% for 1997 and 1996, respectively.
(d)  Ratios are based on average daily net assets of $97,666,675.

                                                                               CLASS C
                                                              ------------------------------------------
                                                                                       MAY 3, 1999
                                                               YEAR ENDED         (DATE SALES COMMENCED)
                                                              DECEMBER 31,         THROUGH DECEMBER 31,
                                                                2000(a)                  1999(a)
                                                              ------------        ----------------------
Net asset value, beginning of period                             $18.94                   $14.64
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.29)                   (0.19)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.82)                    5.88
========================================================================================================
    Total from investment operations                              (3.11)                    5.69
========================================================================================================
Less distributions from net realized gains                        (0.84)                   (1.39)
========================================================================================================
Net asset value, end of period                                   $14.99                   $18.94
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                  (16.42)%                  39.95%
________________________________________________________________________________________________________
========================================================================================================
Ratios divided by supplemental data:
Net assets, end of period (000s omitted)                         $5,101                   $  349
========================================================================================================
Ratio of expenses to average net assets:                           2.33%(c)                 2.48%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets       (1.61)%(c)               (1.19)%(d)
========================================================================================================
Ratio of interest expense to average net assets                      --                     0.01%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate                                              35%                      71%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $3,048,930.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Trustees of AIM Growth Series and Shareholders of AIM Euroland Growth Fund

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Euroland Growth Fund (hereafter referred to as the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 19, 2001

BOARD OF TRUSTEES                                      OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                        11 Greenway Plaza
Chairman, President and Chief Executive Officer,       Chairman and President                  Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                       Dana R. Sutton
C. Derek Anderson                                      Vice President and Treasurer            INVESTMENT MANAGER
Senior Managing Partner,
Plantagenet Capital                                    Melville B. Cox                         A I M Advisors, Inc.
Management, LLC (an investment                         Vice President                          11 Greenway Plaza
partnership); Chief Executive Officer,                                                         Suite 100
Plantagenet Holdings, Ltd.                             Gary T. Crum                            Houston, TX 77046
(an investment banking firm)                           Vice President
                                                                                               TRANSFER AGENT
Frank S. Bayley                                        Carol F. Relihan
Partner, law firm of                                   Vice President and Secretary            A I M Fund Services, Inc.
Baker & McKenzie                                                                               P.O. Box 4739
                                                       Mary J. Benson                          Houston, TX 77210-4739
Ruth H. Quigley                                        Assistant Vice President and
Private Investor                                       Assistant Treasurer                     CUSTODIAN

                                                       Sheri Morris                            State Street Bank and Trust Company
                                                       Assistant Vice President and            225 Franklin Street
                                                       Assistant Treasurer                     Boston, MA 02110

                                                       Nancy L. Martin                         COUNSEL TO THE FUND
                                                       Assistant Secretary
                                                                                               Kirkpatrick & Lockhart LLP
                                                       Ofelia M. Mayo                          1800 Massachusetts Avenue, N.W.
                                                       Assistant Secretary                     Washington, D.C. 20036-1800

                                                       Kathleen J. Pflueger                    COUNSEL TO THE TRUSTEES
                                                       Assistant Secretary
                                                                                               Paul, Hastings, Janofsky & Walker LLP
                                                       Timothy D. Yang                         Twenty Third Floor
                                                       Assistant Secretary                     555 South Flower Street
                                                                                               Los Angeles, CA 90071

                                                                                               DISTRIBUTOR

                                                                                               A I M Distributors, Inc.
                                                                                               11 Greenway Plaza
                                                                                               Suite 100
                                                                                               Houston, TX 77046

                                                                                               AUDITORS

                                                                                               PricewaterhouseCoopers LLP
                                                                                               160 Federal Street
                                                                                               Boston, MA 02110



REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $27,663,860 for the Fund's tax year ended December 31, 2000 of which 100% is 20% rate gain.

THE AIM FUNDS--Registered Trademark-- RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.


                      ------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                      ------------------------------------

                THE AIM FAMILY OF FUNDS--Registered Trademark--



                     EQUITY FUNDS
DOMESTIC EQUITY FUNDS         INTERNATIONAL/GLOBAL EQUITY FUNDS

  MORE AGGRESSIVE                    MORE AGGRESSIVE                               A I M Management Group Inc.
                                                                                has provided leadership in the
AIM Small Cap Opportunities(1)     AIM Latin American Growth                    mutual fund industry since 1976
AIM Mid Cap Opportunities(2)       AIM Developing Markets                       and managed approximately $170
AIM Large Cap Opportunities(3)     AIM European Small Company                   billion in assets for nine
AIM Emerging Growth                AIM Asian Growth                             million shareholders, including
AIM Small Cap Growth(4)            AIM Japan Growth                             individual investors, corporate
AIM Aggressive Growth              AIM International Emerging Growth            clients and financial
AIM Mid Cap Growth                 AIM European Development                     institutions, as of December 31,
AIM Small Cap Equity               AIM Euroland Growth                          2000.
AIM Capital Development            AIM Global Aggressive Growth                    The AIM Family of Funds
AIM Constellation                  AIM International Equity                     --Registered Trademark-- is
AIM Dent Demographic Trends        AIM Advisor International Value              distributed nationwide, and AIM
AIM Select Growth                  AIM Worldwide Spectrum                       today is the eighth-largest
AIM Large Cap Growth               AIM Global Trends                            mutual fund complex in the
AIM Weingarten                     AIM Global Growth                            United States in assets under
AIM Mid Cap Equity                                                              management, according to
AIM Value II                        MORE CONSERVATIVE                           Strategic Insight, an
AIM Charter                                                                     independent mutual fund monitor.
AIM Value                          SECTOR EQUITY FUNDS                             AIM is a subsidiary of
AIM Blue Chip                                                                   AMVESCAP PLC, one of the world's
AIM Basic Value                     MORE AGGRESSIVE                             largest independent financial
AIM Large Cap Basic Value                                                       services companies with $402
AIM Balanced                       AIM New Technology                           billion in assets under
AIM Advisor Flex                   AIM Global Telecommunications and Technology management as of December 31,
                                   AIM Global Infrastructure                    2000.
  MORE CONSERVATIVE                AIM Global Resources
                                   AIM Global Financial Services
                                   AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                       MORE CONSERVATIVE


                          FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS                TAX-FREE FIXED-INCOME FUNDS

    MORE AGGRESSIVE                             MORE AGGRESSIVE

AIM Strategic Income                     AIM High Income Municipal
AIM High Yield II                        AIM Tax-Exempt Bond of Connecticut
AIM High Yield                           AIM Municipal Bond
AIM Income                               AIM Tax-Free Intermediate
AIM Global Income                        AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                 MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE


    The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999.
(5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                        [INVEST WITH DISCIPLINE]
                                                        --Registered Trademark--
A I M Distributors, Inc.
                                                                        ERG-AR-1